UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report: October 5, 2006
(Date of earliest event reported)

ASSET BACKED SECURITIES CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	333-131465-03	13-3354848
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Eleven Madison Avenue, New York, New York	10010
(Address of Principal Executive Office)	(Zip Code)

Registrant’s telephone number, including area code: (212) 325-2000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.  Entry into a Material Definitive Agreement.

Amendment No. 1 dated as of September 12, 2006 to the Trust Agreement, dated as of April 28, 2006, between Asset Backed Securities Corporation, as depositor, and Wilmington Trust Company, as owner trustee.

Item 9.01.  Financial Statements, Pro Forma Financial Information and Exhibits.

(a)	Not applicable

(b)	Not applicable

(c)	Exhibits:

1. Amendment No. 1 dated as of September 12, 2006 to the Trust Agreement, dated as of April 28, 2006, between Asset Backed Securities Corporation, as depositor, and Wilmington Trust Company, as owner trustee.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ASSET BACKED SECURITIES CORPORATION

By:	/s/ Kevin Steele
Name:	Kevin Steele
Title:	Vice President

Dated: October 5, 2006

EXHIBIT 1